CERTIFICATION PURSUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, Eugene L. Podsiadlo, President/Chief Executive Officer of the SPARX Funds Trust (the "Registrant"), certify that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     July 6, 2004              /s/ Eugene L. Podsiadlo
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                                    Eugene L. Podsiadlo
                                    President

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       CERTIFICATION PURSUSANT TO SECTION 906 OF THE SARBANES-OXLEY ACT


I, Erik C. Kleinbeck, Treasurer/Principal Financial Officer of the SPARX Funds Trust (the "Registrant"), certify that:

1. The Form of the N-CSR of the Registrant (the "Report") for the period ended April 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     July 6, 2004              /s/ Eric C. Kleinbeck
          ------------              ---------------------
                                    Eric C. Kleinbeck
                                    Treasurer